Media Contact:	Investor Contact:
Jodi Guilbault MIPS Technologies, Inc. +1 650-567-5035 jodi@mips.com	Deborah Stapleton Stapleton Communications Inc. +1 650 470-0200 ir@mips.com

MIPS Technologies Reports Fourth Quarter and FY 2006 Financial Results

Highest Revenue in More than Five Years

MOUNTAIN VIEW, Calif. July 26, 2006 — MIPS Technologies, Inc. (NASDAQ: MIPS), a leading provider of industry-standard processor architectures and cores for digital consumer, networking, personal entertainment, communications and business applications, today reported financial results for its fourth quarter and fiscal year ended June 30, 2006.

Revenue in the fourth quarter was $18.3 million, an increase of 5 percent over third quarter revenue of $17.5 million, and an increase of 28 percent from the $14.3 million in revenue reported in the fourth fiscal quarter a year ago.

Revenue from royalties was $10.4 million, an increase of 11 percent over the $9.3 million reported in the third quarter and an increase of 47 percent from the $7.1 million reported in the fourth quarter of 2005. Contract revenue was $7.9 million, a decrease of 3 percent from the $8.2 million reported in the third quarter and an increase of 10 percent from the $7.2 million reported in the fourth quarter a year ago.

Net income in the fourth quarter of fiscal year 2006 on a generally accepted accounting principles (GAAP) basis was $4.5 million, compared with net income of $2.2 million in the third quarter and $4.2 million in the fourth quarter of 2005. GAAP net income per share on a diluted basis in the fourth quarter of fiscal 2006 was $0.10, compared with GAAP net income per share of $0.05 in the third quarter and $0.09 in the fourth quarter of 2005.

Beginning in the September 2005 quarter, the company recognized equity-based compensation expense pursuant to the fair value method under SFAS 123R. This expense in the fourth quarter was $1.7 million. Non-GAAP net income in the fourth quarter of fiscal 2006, which excludes the effect of the stock option expense, was $6.5 million or $0.14 per diluted share, compared with non-GAAP net income of $4.7 million or $0.10 per share in the third quarter and net income of $4.2 million or $0.09 per share in the fourth quarter of 2005. A reconciliation of non-GAAP adjustments is summarized in the tables below.

Total revenue for fiscal year 2006, ended June 30, 2006, was $64.1 million, an increase of 5 percent over the $61.2 million reported in fiscal 2005. Royalty revenue was $36.7 million, an increase of 22 percent over the $30.0 million in fiscal 2005. Contract revenue was $27.4 million, a decrease of 12 percent from the $31.2 million reported last year.

Fiscal 2006 net income on a GAAP basis was $5.8 million compared with a net income of $14.9 million in fiscal 2005. Fiscal 2006 net income per share on a diluted basis was $0.13 compared with net income per share of $0.33 in fiscal 2005. Fiscal 2006 non-GAAP net income, which excludes the effect of stock option expense of $10.5 million and a $570,000 charge for acquired in-process research and development cost was $16.8 million or $0.38 per share on a diluted basis compared to $15.2 million or $0.34 per share in fiscal 2005.

We are pleased with our fourth quarter and fiscal 2006 financial results,” said John Bourgoin, president and CEO. “Fourth quarter revenue was the highest quarterly revenue in the last five years, and higher than any quarter in our history excluding our early Nintendo video games royalties. We added a record number of new royalty-paying customers during the year as a direct result of strong licensing activity that began three years ago. Toshiba joined our list of 24KE(TM) family licensees and we anticipate they will use our cores to bolster their next-generation digital consumer products in digital television and set top boxes.”

The successful launch of the multi-threaded 34K(TM) core family represented a significant milestone in fiscal 2006, and we continue to see interest build in this ground-breaking technology. What’s more, we already have our first 34K customer, PMC-Sierra, sampling its MSP7100 residential gateway with a 200-300 percent advantage over single-threaded cores,” said Bourgoin.

MIPS Technologies invites you to listen to management’s discussion of Q4 and fiscal 2006 results and guidance for Q1 fiscal 2007 in a live conference call today beginning at 1:45 p.m. Pacific time. The conference call number is 210-234-0000, and the replay number is 203-369-1006, which will be available for 7 days, beginning shortly after the end of the conference call. The access code is 56852. An audio replay of the conference call will be posted on the company’s website (www.mips.com/content/Corporate/InvestorRelations/ir) soon thereafter.

Q4 FY2006 News Highlights:
From its founding more than 20 years ago, the MIPS(R) architecture has represented innovation and performance. Today, MIPS Technologies and its licensees continue to lead in system performance and innovative solutions for established and emerging markets. With multiple design teams actively developing the architecture, hundreds of successful implementations throughout the world, and a vibrant ecosystem of third-party tools and software MIPS continues to be at the core of the user experience.

Following are selected press release headlines from MIPS Technologies, and the company’s licensees, systems vendors and third party providers.

Digital Camera News

Zoran’s MIPS-Based(TM) COACH Processor Powers World’s First Digital Camera with HDMI and First Digital Camera with Portable Media Player Features from Samsung

DTV and STB News

Philips MIPS-Based(TM) Nexperia STB810 and NextVision Software to Expand Sky Brazil’s Portfolio of TV Services

Metalink Adds the Benefits of 802.11n 5GHz WiFi to Philips Advanced TV, STB and DMA Reference Designs; MIPS-Based(TM) WLANPlus CPU Enhances Performance

Verimatrix Forensic Watermarking to Be Offered on Philips' Industry-Leading MIPS-Based(TM) Nexperia(TM) STB Reference Design

Sigma Powers Celrun’s New Linux-Based Set-Top Box Set for Deployment by Hanaro; Sigma’s Industry Leading MIPS-Based(TM) Media Processors Continue to Penetrate the IPTV Market

Sigma’s MIPS-Based(TM) SMP8634 Chip to Power USDTV’s New Set-Top Box Enabling Enhanced Video Capabilities Including: High-Definition, Advanced Codecs and Processing Power

USDTV Unveils Second-Generation Set-Top Box; New MIPS-Based(TM) Set-Top Box Becomes First Broadcast Media Center, Enables Value-Oriented Customers More Low-Cost Content Choices Improves Long-Term Competitive Advantage

Texas Instruments Brings More Consumer Features and High-Speed Interactivity to Cable Set-Top Boxes and Digital TVs; TI’s New MIPS-Based(TM) DOCSIS Set-top Gateway (DSG) Silicon and Software Platform Enables an All-Digital Converged Cable Network

Zoran Powers Sanyo’s New Television Products for US Market; Highly Integrated MIPS-Based(TM) SupraHD Processor and Delivers High-Definition Television Broadcasts

Toshiba Spells Out Reference Platform Strategy for Digital TV Applications, Announces Highly Integrated MIPS-Based(TM) TC90400XBG/FG; SoCs Take Aim at Digital TV Applications with Support for Worldwide TV Standards

Tzero Unveils the MIPS-Based(TM) TZ 7000 — Industry’s First Wireless Solution that Delivers Broadcast-Quality Video

ViXS Systems Debuts Industry’s First Video Processors Featuring High-Definition Transcoding Capabilities; MIPS-Based(TM) XCode 2121 & 2111 Give Consumer Device Manufacturers Full HD Video Support Combined with a Powerful Content Protection Engine Supporting Multiple DRM Formats

Ecosystem News

Broadcom Receives 2006 ‘Product Line Strategy’ Award from Frost & Sullivan; Industry-Leading MIPS-Based(TM) Broadcom(R) Solutions Demonstrate the Most Insight into Customer Needs and Product Demands

Mentor Graphics' Nucleus RTOS and EDGE Tool Suite Support MIPS32(R) 34K(TM) Family of Processor Cores

Media Server and Gateway News

Broadcom Debuts Powerful MIPS-Based(TM) ADSL2+ Gateway Chip for Next Generation Customer Premise Equipment

Infineon Launches Breakthrough MIPS-Based(TM) Single-Chip Home Gateway; Integrates ADSL2+ and Converged Broadband Value Added Services to Reduce System Chip Count Up to 60 Percent

PMC-Sierra Announces Enhanced Carrier-Class Multi-Service Residential Gateway Solution Powered by Multithreaded 34K core

Entropic’s Next Generation MIPS-Based(TM) c.LINK(TM) Improves Price/Performance for Digital Entertainment Networks

Portable Media Player and Game Console News

Actions Introduces New Video Technology; Next Generation MIPS-Based(TM) SoC Supports Direct Streaming Video Playback

Security News

Innova Card Reinforces its Secure Solutions for Banking Certifications

Hanchang System Corp. Chooses Innova Card and Its Platform USIP(R) for the Design of New Payment Terminals

Vernier Networks Extends Product Portfolio with The Edge Wall 8800 Platform Utilizing Cavium Networks' Octeon(TM) Multi-Core MIPS64(R) Processors

SOHO and Wireless News

Lenovo Pairs Laptops With Wireless Routers Featuring Atheros MIPS-Based(TM) Technology for First-Time Bundled Solutions

Storage News

Cavium Networks Introduces Highest Performance Line of MIPS-Based(TM) Multi-function Accelerator Cards for Network Appliances and Storage Applications

VoIP News

New Mitel IP Phones Leverage Texas Instruments' MIPS-Based(TM) VoIP Technology for Enhanced Features in the Enterprise

MIPS Technologies, Inc.
MIPS Technologies, Inc. is a leading provider of industry standard processor architectures and cores for digital consumer and business applications. The company drives the broadest architectural alliance that is delivering 32- and 64-bit embedded RISC solutions. The company licenses its intellectual property to semiconductor companies, ASIC developers, and system OEMs. MIPS Technologies, Inc. and its licensees offer the widest range of robust, scalable processors in standard, custom, semi-custom and application-specific products. MIPS Technologies, Inc. is based in Mountain View, Calif., and can be reached at 650-567-5000 or www.mips.com. Investor relations questions should be directed to ir@mips.com.

This press release contains forward-looking statements, including those regarding MIPS Technologies’ expectations regarding customers’ use of MIPS’ products. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a number of different risks and uncertainties, including but not limited to: our products may fail to achieve market acceptance, changes in our research and development expenses, the anticipated benefits of our partnering relationships may be more difficult to achieve than expected, the timing of or delays in customer orders, delays in the design process, the length of MIPS Technologies’ sales cycle, MIPS Technologies’ ability to develop, introduce and market new products and product enhancements, and the level of demand for semiconductors and end-user products that incorporate semiconductors. For a further discussion of risk factors affecting our business, we refer you to the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended June 30, 2005 and subsequent Forms 10-Q and 8-K.

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MIPS, MIPS32, MIPS64, MIPS-Based, 24KE, and 34K are trademarks or registered trademarks of MIPS Technologies, Inc. in the United States and other countries. All other trademarks referred to herein are the property of their respective owners.

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2006	June 30, 2005
Assets
Current assets:
Cash and cash equivalents	$101,481	$91,686
Short-term investments	19,725	19,825
Accounts receivable, net	4,631	2,544
Prepaid expenses and other current assets	3,215	2,813

Total current assets	129,052	116,868
Equipment and furniture, net	2,718	2,899
Other assets	17,027	7,779

	$148,797	$127,546

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,313	$1,346
Accrued liabilities	12,917	12,058
Deferred revenue	2,094	2,825

Total current liabilities	16,324	16,229
Long-term liabilities	3,023	2,938
Stockholders' equity	129,450	108,379

	$148,797	$127,546

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2006	2005	2006	2005
Revenue:
Royalties	$10,357	$7,062	$36,675	$29,988
Contract Revenue	7,932	7,222	27,429	31,231

Total revenue	18,289	14,284	64,104	61,219
Costs and expenses:
Research and development	7,350	5,853	30,138	21,911
Sales and marketing	4,422	4,211	18,146	14,851
General and administrative	2,815	2,806	12,096	10,283
Acquired in-process research and development	—	—	570	—
Restructuring	—	—	—	277

Total costs and expenses	14,587	12,870	60,950	47,322

Operating income	3,702	1,414	3,154	13,897
Other income, net	1,836	1,217	4,767	2,412

Income before income taxes	5,538	2,631	7,921	16,309
Provision (benefit) for income taxes	1,075	(1,609)	2,164	1,400

Net income	$4,463	$4,240	$5,757	$14,909

Net income per basic share	$0.10	$0.10	$0.13	$0.36

Net income per diluted share	$0.10	$0.09	$0.13	$0.33

Common shares outstanding-basic	43,379	42,121	42,894	41,501

Common shares outstanding-diluted	44,982	45,203	44,608	44,533

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Three Months Ended June 30, 2006	Three Months Ended March 31, 2006	Three Months Ended June 30, 2005
	GAAP net income	$4,463	$2,225	$4,240
	Net income per basic share	$0.10	$0.05	$0.10

	Net income per diluted share	$0.10	$0.05	$0.09

(a)	Equity-based compensation expense under SFAS 123R (see note below)	$1,677	$1,753	—
(b)	Income tax effect (see note below)	$337	$744	—

	Non-GAAP net income	$6,477	$4,722	$4,240

	Non-GAAP net income per basic share	$0.15	$0.11	$0.10

	Non-GAAP net income per diluted share	$0.14	$0.10	$0.09

	Common shares outstanding - basic	43,379	43,103	42,121

	Common shares outstanding - diluted	44,982	45,367	45,203

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations. The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation provides meaningful supplemental information to investors, as well as management that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(a)	Non-cash equity-based compensation expense related to the Company’s adoption of SFAS No. 123 revised (123R) beginning July 1, 2005. For the fourth fiscal quarter ending June 30, 2006 of $1.7 million, allocated as follows: $648,000 to research and development, $469,000 to sales and marketing and $560,000 to general and administrative. For the third fiscal quarter ending March 31, 2006 of $1.8 million, allocated as follows: $686,000 to research and development, $448,000 to sales and marketing and $619,000 to general and administrative. Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income. Net income for the fourth fiscal quarter of 2005 ending June 30, 2005 did not include equity-based compensation expense under SFAS 123.

(b)	Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Twelve Months Ended June 30, 2006	Twelve Months Ended June 30, 2005
	GAAP net income	$5,757	$14,909
	Net income per basic share	$0.13	$0.36

	Net income per diluted share	$0.13	$0.33

(a)	Equity-based compensation expense under SFAS 123R (see note below)	$10,484	—
(b)	Acquired in-process research and development (see note below)	$570	—
(c)	Restructuring charge (see note below)	—	$277
(d)	Income tax effect (see note below)	—	—

	Non-GAAP net income	$16,811	$15,186

	Non-GAAP net income per basic share	$0.39	$0.37

	Non-GAAP net income per diluted share	$0.38	$0.34

	Common shares outstanding - basic	42,894	41,501

	Common shares outstanding - diluted	44,608	44,533

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations. The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation, acquired in-process research and development and restructuring costs provides meaningful supplemental information to investors, as well as management that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(a)	Non-cash equity-based compensation expense of $10.5 million related to the Company’s adoption of SFAS No. 123 revised (123R) beginning in the first quarter of fiscal 2006, allocated as follows: $6.1 million to research and development including a one-time charge of $3.3 million related to the Danish lawsuit settlement, $2.0 million to sales and marketing and $2.4 million to general and administrative. Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income. Net income for fiscal 2005 did not include equity-based compensation expense under SFAS 123.

(b)	The charge of $570,000 for acquired in-process research and development expense related to the acquisition of First Silicon Solutions (FS2) completed in September 2005. Management believes that excluding this charge facilitates comparisons to MIPS’ core operating results during periods when there were no acquisitions.

(c)	Additional restructuring charge related to terminating a long-term lease obligation for a Denmark design center facility. Management believes that it is useful in measuring MIPS’ operations to exclude expenses related to closing of facilities because excluding this charge facilitates comparisons to MIPS’ core operating results during periods when there was no such charge.

(d)	Amount reflects the expected tax impact on the above noted non-GAAP adjustments.